Rule 482 Ad
Filed Pursuant to Rule 497(a)
1933 Act File No. 333-114371
1940 Act File No. 811-21556

Perritt
[Logo Omitted]

Emerging Opportunities Fund

Symbol: PREOX	800-331-8936	www.PerrittCap.com

Investment Objectives

Perritt Emerging Opportunities Fund seeks to provide investors with long-term capital appreciation by investing in the smallest publicly traded companies. Since the Fund is expected to have a low correlation to the overall stock market, management believes modest allocation to the Fund would be well suited for an overall investment portfolio.

Investment Process

The investment selection process begins with a data base of more than 10,000 publicly traded companies. This data base is reduced to approximately 3,000 firms with equity market values of between $10 million and $250 million.

The list of companies is further reduced to those that have demonstrated above-average growth in revenues and/or earnings, those that possess a relatively low level of long-term debt, companies with a significant percentage of their shares owned by company management, and those that possess reasonable price-to-sales ratios and price-earnings ratios relative to their long-term growth prospects. On occasion management will review special investment situations, such as companies that possess valuable patents, are undergoing restructuring and companies involved in large share repurchase programs.

All potential investments that survive this analysis are subjected to a proprietary nine factor examination of their current and historical financial statements. The list of potential investments is reduced to those with above-average scores on this financial test.

The resulting list of equities is then subjected to rigorous analysis, which may include company visits, discussions with operating management, and discussions with large shareholders. Eventual selections are those that management believes have above-average return potential and reasonable valuations.

Investment Strategy

The Fund seeks to build a diversified portfolio of 70 to 100 value priced, aggressive growth and special situation micro-cap companies. These companies at the time of purchase will have a market capitalization of $250 million or less. The Fund managers believe these micro-cap companies offer potential for long-term capital appreciation. The capital appreciation may be based on superior or niche products or services, favorable operating characteristics, superior management or other exceptional factors. Management will both strive to maintain a median market capitalization of $50 million to $100 million and have the capacity to short stocks, use options strategies and acquire the shares of companies through private placements.

Fund Managers

Michael Corbett and Dr. Gerald W. Perritt share the portfolio management duties of the Fund. For more than three decades, Dr. Perritt has been guiding investors — as a college professor, the first director of the American Association of Individual Investors, a former publisher of two investment newsletters, a former columnist for Forbes magazine, a mutual fund portfolio manager, and as president of Perritt Capital Management, which he founded in 1987.

Michael Corbett is Vice President of Perritt Capital Management and President of Perritt Emerging Opportunities Fund. Mr. Corbett began his tenure with Perritt Capital Management in 1990 as a research analyst. He assumed portfolio management responsibilities in 1996 and now oversees all portfolios with Dr. Perritt. In late 1999, Mr. Corbett became president of the firm’s first mutual fund, the Perritt MicroCap Opportunities Fund. A graduate of DePaul University in Chicago, Mr. Corbett has been a contributing author to several investment books and newsletters.

Data on this page us of July 31, 2005, unless otherwise noted

Total Returns as of July 31, 2005

	Perritt Emerging	Russell 2000 Index	S&P 500
YTD	3.9%	5.0%	2.6%
Return Since Inception (as of	17.4	24.1	11.8
8/30/04)

Portfolio Characteristics

	Perritt Emerging	Russell 2000 Index
Median Market Cap	$61 mil.	$486 mil.
Median P/E	18.7	18.7
Median Price to Book	1.8	2.1
Number of Holdings	96	2000

Fund Information

Assets: $29 million

Inception: August 2004

Share Price: $11.74

Style Category: Micro-Cap Blend

Bench Mark: Russell 2000 Index

Expense Ratio: 1.95% @ 10/31/04

Sales Charges: None

Redemption Fee: 2% within 3 months

Initial Investment: $1,000, $250 IRA

Symbol/Cusip: PREOX / 714402104

Phone: 800-331-8936 / 312-669-1650

Contact: Mark L. Oberrotman

Email: Mark@perrittcap.com

Fund Availability

ADP Clearing	JP Morgan Retirement Plan Svc
Ameritrade	LPL Financial
Ameritrade NTF	Matrix Bancorp
Ast Trust	MSCS Financial Services
Bear Stearns	Pershing
Bisys Retirement Sve	Charles Schwab
Ceridian	Scottrade
E Trade	State Street Bank
Edgewood Securities	TD Waterhouse
Fidelity	Union Bank of California
First Trust/Datalynx	Wells Fargo
Fiserv Securities	Wilmington Trust
JP Morgan - Brown Co.

Portfolio Composition

U.S. Equities	82.8%
Cash	17.2%

Largest Sectors

Industrials	21%
Technology	19
Consumer Products/Services	17
Healthcare	13
Materials	6
Energy	5
Financials	1

Largest Holdings

TGC Industries (TGE)	1.7%
Collegiate Pacific (BOO)	1.7
Flexible Solutions International (FSI)	1.6
Rimage (RIMG)	1.5
Air Methods (AIRM)	1.4
Maritrans (TUG)	1.4
Twin Disc (TWIN)	1.4
LMI Aerospace (LMIA)	1.3
Waters Instruments (WTRS)	1.3
Empire Resources (ERS)	1.3

The Russell 2000 Index consists of the smallest 2000 companies in a group of 3000 companies in the Russell 3000 as ranked by market cap. The S&P 500 is an unmanaged broad based universe of 500 stocks which is widely recognized as the US equity market. Indexes do not incur expenses and are not available for direct investment.

Periods of less than one year are not annualized. Periods longer than one year are annualized. Net Asset Value (NAV) is the Fund's value per share. Performance data quoted represents past performance and is no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Unusual short-term performance cannot be sustained indefinitely, and investors are advised to review short-, intermediate-, and long-term returns when evaluating performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Total return figures include the reimbursement of dividends and capital gains.

References to specific securities are subject to change and are not recommendations to buy or sell these securities. Mutual fund investing involves risk. Principal loss is possible. You should carefully consider the Fund's investment objectives, risk, charges and expenses before investing in it. The Fund's prospectus contains this and other important information about the Fund. For more information about the Fund, please call 1-800-331-8936 to receive a free copy of the Fund's prospectus. Please read the prospectus carefully before investing.

Data on this page as of July 31, 2005, unless otherwise noted

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